UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

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MediXall Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-0864127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, Florida 33308

(Address of Principal Executive Office) (Zip Code)

(954) 440-4678

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On December 30, 2022 MediXall Group, Inc. (the "Company") announced the resignation of Richard Paul as Chief Financial Officer, effective December 30, 2022. Richard Paul’s resignation was not a result of a disagreement relating to the registrant’s operations, policies or practices. Richard Paul’s resignation as Chief Financial Officer is accepted by the board and Mr. Paul will cease to be Chief Financial Officer of the Corporation and Noel Guillama-Alvarez is elected to serve as Principal Financial Officer of the Company as the Board conducts a hiring process for a full-time Chief Financial Officer.

Mr. Guillama-Alvarez is 62 years old. He is a nationally recognized expert on healthcare management and operations, as well as the use of technology in healthcare. Since 1984 he has been Chairman of Guillama, Inc., a strategic operations management consulting company in healthcare, technology, and a wide range of projects including medical facilities, commercial complexes and infrastructure facilities. He holds several patents and is creator of over a dozen patents currently before the USPTO in a variety of areas. Mr. Guillama-Alvarez is a co-founder of Quantum Innovations, Inc. and its parent company, The Quantum Group, Inc., and has been Chief Executive Officer and President since its inception. Prior to this, Mr. Guillama-Alvarez was the Founder, Chairman, President and Chief Executive Officer of Metropolitan Health Networks, Inc. (NYSE:MDF) from its inception in 1996 to 2000 when he left Metropolitan to develop Quantum, a new breed healthcare company designed to provide multifaceted solutions industry wide. He is the Past Chair (Currently Director) of the Florida International University Foundation, a direct support organization of Florida International University, managing a $230 million endowment. Mr. Guillama-Alvarez is a graduate of executive and leadership programs at Massachusetts Institute of Technology’s, University of Georgia and Florida International University.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter of Resignation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediXall Group Inc.

Dated: December 30, 2022	By:	/s/ Travis Jackson
	Name:	Travis Jackson
	Title:	Chief Executive Officer